                                                                      EXHIBIT 16

                                 EMERALD FUNDS
                               POWER OF ATTORNEY

    Chesterfield H. Smith, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Emerald Funds (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the reorganization of the Prime Trust Fund and Treasury Trust Fund, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.

                                                /s/ Chesterfield H. Smith

                                          --------------------------------------
                                                  Chesterfield H. Smith

Date: February 26, 1996

                                 EMERALD FUNDS
                               POWER OF ATTORNEY

    John G. Grimsley, whose signature appears below, does hereby constitute and appoint William B. Blundin, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Emerald Funds (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the reorganization of the Prime Trust Fund and Treasury Trust Fund, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.

                                                   /s/ John G. Grimsley

                                          --------------------------------------
                                                     John G. Grimsley

Date: February 26, 1996

                                 EMERALD FUNDS
                               POWER OF ATTORNEY

    Raynor E. Bowditch, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Emerald Funds (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the reorganization of the Prime Trust Fund and Treasury Trust Fund, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.

                                                  /s/ Raynor E. Bowditch

                                          --------------------------------------
                                                    Raynor E. Bowditch

Date: February 26, 1996

                                 EMERALD FUNDS
                               POWER OF ATTORNEY

    Mary Doyle, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and each of them, her true and lawful attorney to execute in her name, place and stead, in her capacity as trustee or officer, or both, of Emerald Funds (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the reorganization of the Prime Trust Fund and Treasury Trust Fund, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorneys being hereby ratified and approved.

                                                      /s/ Mary Doyle

                                          --------------------------------------
                                                        Mary Doyle

Date: February 26, 1996

                                 EMERALD FUNDS
                               POWER OF ATTORNEY

    Albert D. Ernest, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Emerald Funds (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the reorganization of the Prime Trust Fund and Treasury Trust Fund, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.

                                                   /s/ Albert D. Ernest

                                          --------------------------------------
                                                     Albert D. Ernest

Date: February 26, 1996

                                 EMERALD FUNDS
                               POWER OF ATTORNEY

    Martin R. Dean, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as officer of Emerald Funds (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the reorganization of the Prime Trust Fund and Treasury Trust Fund, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of the Fund might or could do in person, said acts of said attorneys being hereby ratified and approved.

                                                    /s/ Martin R. Dean

                                          --------------------------------------
                                                      Martin R. Dean

Date: February 26, 1996